                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             July 15, 2003
                                                      --------------------------


                              PanAmSat Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-22531                                            95-4607698
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(Commission File Number)                       (IRS Employer Identification No.)

     20 Westport Road, Wilton, CT                                     06897
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (203) 210-8000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name and Former Address, if Changed Since Last Report.)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits

      Exhibit No               Description
      ----------               -----------
      99.1                     Press Release

ITEM 9. REGULATION FD DISCLOSURE

      In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition").

      On July 15, 2003, PanAmSat Corporation issued a press release (the "Press Release") announcing certain financial results for the second quarter and six months ended June 30, 2003 and updated certain financial guidance for the year 2003. A copy of the Press Release is attached as Exhibit 99.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2003        PANAMSAT CORPORATION
                           Registrant


                           By:     /s/  James W. Cuminale
                                   ---------------------------------
                           Name:   James W. Cuminale
                           Title:  Executive Vice President, General Counsel and
                                   Secretary
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                                  EXHIBIT INDEX


Exhibit No    Description
----------    -----------
99.1          Press Release